Vivaldi Multi-Strategy Fund

Class A Shares (Ticker Symbol: OMOAX)

Class I Shares (Ticker Symbol: OMOIX)

A series of Investment Managers Series Trust II

Supplement dated April 30, 2018, to the

Prospectus and the Statement of Additional Information (“SAI”), each dated February 1, 2018.

Effective May 1, 2018 (the “Effective Date”), Crescat Portfolio Management, LLC (“Crescat”), the Sub-Advisor currently responsible for the Vivaldi Multi-Strategy Fund’s (the “Fund”) Global Macro strategy, will no longer serve as a Sub-Advisor to the Fund. Accordingly, as of the Effective Date all references to Crescat and the Global Macro strategy in the Prospectus and SAI are deleted.

Please file this Supplement with your records.